EXHIBIT 10.8

Amendment to Custom Processing Agreement

On October 17, 2011, Z Trim Holdings, Inc. and AVEKA Nutra Processing, LLC entered into a Custom Processing Agreement which included a Letter of Guarantee by Aveka, Inc.

The parties have agreed to amend the portion of the Custom Processing Agreement related to Section 2.2, Line of Credit.  The parties now agree that the pay back of the loan will begin on April 1, 2014 at the flat rate of $5,000.00 per month with no relation to production volumes and no amounts due for any prior payments due but not paid.  The interest rate, Letter of Guarantee and other provisions of the original Custom Processing Agreement will stay the same.

s/ Steve Cohen
_____________________________________                                                                                March 28, 2014
For Z Trim Holdings, Inc.                                                                                             Date

W.O. Hendrickson
_____________________________________                                                                                  March 28, 2014
For Aveka Nutra Processing, LLC                                                                                            Date